UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) January 25, 1996


                     SOUTHEASTERN PUBLIC SERVICE COMPANY
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


       DELAWARE                 1-4351         13-5534018
    --------------           -----------      -----------------
   (State or other           (Commission      (I.R.S. Employer
    jurisdiction of           File No.)       Identification No.)
    incorporation of
    organization)


          5100 North Federal Highway
          Fort Lauderdale, Florida                     33308
     -------------------------------------        -------------
     (Address of principal executive office)        (Zip code)


Registrant's telephone number, including area code:(954) 938-0070


                            2001 N.W. 107th Avenue
                             Miami, Florida 33172
               -----------------------------------------------
                      (Former name or former address, if
                          changed since last report)

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Item 5.   Other Events.

     On January 25, 1996, Triarc Companies, Inc. ("Triarc"), the parent corporation of the Registrant, and Avondale Incorporated ("Avondale") entered into a letter of intent under which the Registrant intends to sell the business of the Graniteville Company ("Graniteville"), to Avondale. The Registrant is the indirect owner of 50% of Graniteville. The balance is owned by affiliates of the Registrant. The decision to sell to Avondale follows a decision by Triarc and Galey & Lord, Inc. whom mutually agreed not to go forward with the previously announced proposed merger of Graniteville and Galey & Lord.

     The letter of intent provides, among other things, that Triarc will sell the Graniteville business (excluding C.H. Patrick & Co., Inc. and certain other assets) for $255 million in cash. A portion of the proceeds will be used to repay Graniteville's existing indebtedness.

     The consummation of the sale is subject to the execution of a definitive agreement, Hart-Scott-Rodino antitrust clearance and other regulatory approvals and customary closing conditions.

     On January 25, 1996, Triarc announced that its board of directors had approved a plan to file a registration statement with the Securities and Exchange Commission with respect to an underwritten initial public offering of National Propane Corporation. The Registrant is the indirect owner of 24.3% of National Propane. The balance is owned by affiliates of Triarc. The offering will be of common units to be issued by a new master limited partnership ("MLP") to be formed by National Propane.

     A registration statement has not yet been filed with the Securities and Exchange Commission. The offering of MLP units will be made only by means of a prospectus. The MLP units may not be sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the MLP units in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     A copy of the letter of intent and press release with respect to the transactions above are being filed herewith as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits

     2.1  Letter of Intent dated January 25, 1996
     99.1 Press release dated January 25, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHEASTERN PUBLIC SERVICE COMPANY




Date:  January 31, 1996       By:  John L. Cohlan
                                   -----------------------
                                   John L. Cohlan
                                   Senior Vice President -
                                   Corporate Finance

                                Exhibit Index


Exhibit
No.            Description                             Page No.
--------       ------------                            --------

2.1            Letter of Intent dated January 25, 1996
99.1           Press release dated September 25, 1995

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